SECOND AMENDMENT TO LOAN DOCUMENTS

THIS SECOND AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made and entered into as of this 31st day of January, 2010 by and among those entities identified on Schedule 1 attached hereto and incorporated herein by this reference (collectively, “Borrower”), GRUBB & ELLIS REALTY INVESTORS, LLC, a Virginia limited liability company, f/k/a TRIPLE NET PROPERTIES, LLC (“GERI”), NNN REALTY ADVISORS, INC., a Delaware corporation (“NNN Realty Advisors”, and together with GERI, collectively, the “Guarantors”) and BANK OF AMERICA, N.A., a national banking association, successor by merger to LaSalle Bank National Association (“Lender”).

RECITALS:

WHEREAS, Lender previously made a $13,000,000.00 senior loan (the “Senior Loan”) to Borrower as evidenced and secured by, among other things, (i) that certain Promissory Note dated as of December 28, 2005 made by Borrower in favor of Lender (as amended, restated, modified or supplemented, the “Senior Note”), (ii) that certain Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated as of December 28, 2005 and recorded on January 9, 2006 in the Real Property Records of Dallas County, Texas (the “Records”) as Instrument Number 200600008233, as amended by that certain First Modification to Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated October 16, 2006 and recorded on November 7, 2006 in the Records as Instrument Number 200600413971 and that certain Second Modification to Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated December 28, 2009 and recorded on January 6, 2010 in the Records as Instrument Number 201000002931 (as amended, restated, modified or supplemented, the “Senior Deed of Trust”), securing certain collateral described in the Senior Deed of Trust, including, without limitation, the property commonly known as Executive Center II and III, 8330-8360 LBJ Freeway, Dallas, Texas 75243 (the “Property”), which Property is legally described on Exhibit A attached hereto and (iii) that certain Assignment of Leases and Rents dated December 28, 2005 and recorded on January 9, 2006 in the Records as Instrument Number 200600008234;

WHEREAS, Lender also previously made a $3,000,000.00 mezzanine loan (the “Mezzanine Loan” and together with the Senior Loan, collectively, the “Loans”) to Borrower as evidenced and secured by, among other things, (i) that certain Mezzanine Promissory Note dated as of December 28, 2005 made by Borrower in favor of Lender (as amended, restated, modified or supplemented, the “Mezzanine Note” and, together with the Senior Note, collectively, the “Notes”), (ii) that certain Junior Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated as of December 28, 2005 and recorded on January 9, 2006 in the Records as Instrument Number 200600008235 as amended by that certain First Modification to Junior Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated October 16, 2006 and recorded on November 7, 2006 in the Records as Instrument Number 200600413972 and that certain Second Modification to Junior Deed of Trust, Security Agreement and Fixture Filing made by Borrower in favor of Lender, dated December 28, 2009 and recorded on January 6, 2010 in the Records as Instrument Number 201000002932 (as amended, restated, modified or supplemented, the “Junior Deed of Trust”), securing certain collateral described in the Junior Deed of Trust, including, without limitation, the Property and (iii) that certain Junior Assignment of Leases and Rents dated December 28, 2005 and recorded on January 9, 2006 in the Records as Instrument Number 200600008236;

WHEREAS, the Senior Loan was further secured and evidenced by certain other Loan Documents (as defined in the Senior Deed of Trust), including, without limitation, (i) that certain Guaranty of Payment dated December 28, 2005 made by GERI in favor of Lender with respect to the Senior Loan (as amended, restated, modified or supplemented, the “Senior GERI Guaranty”), (ii) that certain Guaranty of Payment dated December 28, 2005 made by Anthony W. Thompson, an individual (“Thompson”), in favor of Lender with respect to the Senior Loan (as amended, restated, modified or supplemented, the “Senior Thompson Guaranty”), and (iii) that certain Guaranty (Securities Laws) dated December 28, 2005 made by GERI in favor of Lender with respect to the Senior Loan (the “Senior Securities Guaranty”); the Senior GERI Guaranty was later replaced by that certain Guaranty of Payment dated as of February 26, 2009 made by NNN Realty Advisors in favor of Lender with respect to the Senior Loan (as amended, restated, modified or supplemented, the “Senior NNN Guaranty”);

WHEREAS, the Mezzanine Loan was further secured and evidenced by certain other Loan Documents (as defined in the Mezzanine Deed of Trust), including, without limitation, (i) that certain Guaranty of Payment dated December 28, 2005 made by GERI in favor of Lender with respect to the Mezzanine Loan (as amended, restated, modified or supplemented, the “Junior GERI Guaranty”), (ii) that certain Guaranty of Payment dated December 28, 2005 made by Thompson, in favor of Lender with respect to the Mezzanine Loan (as amended, restated, modified or supplemented, the “Junior Thompson Guaranty”), and (iii) that certain Guaranty (Securities Laws) dated December 28, 2005 made by GERI in favor of Lender with respect to the Mezzanine Loan (the “Junior Securities Guaranty”); the Junior GERI Guaranty was later replaced by that certain Guaranty of Payment dated as of April 2009 made by NNN Realty Advisors in favor of Lender with respect to the Mezzanine Loan (as amended, restated, modified or supplemented, the “Junior NNN Guaranty”); and

WHEREAS, Borrower, Guarantors and Lender have agreed to amend certain provisions of the Notes and the Loan Documents, all as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the recitals set forth above and made a part hereof, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantors and Lender do hereby agree as follows:

AGREEMENT:

1. Maturity Date. Subject to the terms and conditions contained in this Amendment, the Maturity Date is hereby extended until January 15, 2011. The definition of “Maturity Date” in the Loan Documents, and any and all references in the Loan Documents to the Maturity Date or the maturity of the Loan (as defined herein), shall be deemed to mean January 15, 2011.

2. Initial Principal Paydown. Simultaneously with the execution and delivery of this Amendment, Borrower shall pay to Lender the amount of Eight Hundred Thousand and No/100 Dollars ($800,000.00) in immediately available good U.S. funds as a repayment of the principal balance of the Senior Loan (the “Initial Paydown”). Borrower shall have the right, subject to the terms of this Amendment and the Amended and Restated Note (as defined below), to re-borrow, pursuant to one or more draws (but, in all events, not on a revolving basis), the amount of the Initial Paydown solely for purposes of the payment of tenant improvements and/or leasing commissions that are approved in advance by Lender in Lender’s sole discretion. Notwithstanding anything to the contrary in the Loan Documents, Lender agrees that there shall be no penalty of any kind against Borrower for the payment by Borrower of the Initial Paydown, and Lender hereby waives any and all prepayment fees and penalties to which Lender may be entitled under the Loan Documents solely as a result of such payment of the Initial Paydown.

3. Loan Amount; Amended and Restated Note. Borrower and Guarantors agree and acknowledge that, prior to giving effect to the terms of this Amendment, the outstanding principal balance of the Senior Loan is $12,790,387.00 and the outstanding principal balance of the Mezzanine Loan is $1,590,486.00. Effective as of the date of this Amendment, the parties hereto agree that the outstanding principal balance of the Senior Loan shall be increased by the amount of the outstanding principal balance of the Mezzanine Loan, such that the amount of the Senior Loan is increased to Fourteen Million Three Hundred Eighty Thousand Eight Hundred Seventy-Three and 20/100 Dollars ($14,380,873.20) (the “New Loan Amount”). To evidence the New Loan Amount, and as an amendment to and restatement of the Senior Note, concurrently herewith Borrower shall execute and deliver to Lender an Amended and Restated Promissory Note in the original principal amount of $14,380,873.20 (the “Amended and Restated Note”). All references in the Loan Documents to the “Loan” shall mean the Senior Loan in the New Loan Amount. All references in the Loan Documents to the “Note” shall be deemed to mean the Amended and Restated Note for all purposes. The Mezzanine Note, shall be deemed to be replaced by the Amended and Restated Note and, from and after the date hereof, the Mezzanine Note and the other Loan Documents (as defined in the Mezzanine Deed of Trust) shall be automatically terminated and null and void and of no force or effect. Lender agrees that no further action shall be required on the part of Lender, Borrower or Guarantors in order to effectuate the foregoing termination; however, Lender covenants and agrees to (i) record a release of Lender’s lien of the Junior Deed of Trust (using Lender’s standard form of release) and (ii) file UCC-3 termination statements with respect to any financing statements filed by Lender that relate solely to the Mezzanine Loan.

4. Debt Service Coverage Ratio. Pursuant to Section 17 of the Amended and Restated Note, Borrower is required to maintain a Minimum Debt Service Coverage of 1.00. Notwithstanding anything to the contrary set forth in the Amended and Restated Note, Lender covenants and agrees to forbear from exercising any rights and remedies available to Lender on account of Borrower failing to achieve a Debt Service Coverage equal to or greater than the Minimum Debt Service Coverage for the period commencing on the date of this Amendment and continuing through June 30, 2010. For purposes of this Section, the terms “Minimum Debt Service” and “Debt Service Coverage” shall have the meanings ascribed to them in the Amended and Restated Note. Lender also agrees to waive any failure by Borrower, during the period of June 30, 2009 through June 30, 2010, to maintain the Minimum Debt Service Coverage (as defined in the Senior Note) required by the Senior Note.

5. Estoppels and SNDAs. Borrower covenants and agrees to deliver to Lender, not later than ninety (90) days after the date hereof, (a) a tenant estoppel certificate in the form of Exhibit B attached hereto with respect to all leases at the Premises and (b) a subordination, non-disturbance and attornment agreement in the form of Exhibit C attached hereto with respect to each lease at the Property (i) pursuant to which the tenant thereunder leases 10,000 square feet or more, (ii) with Trailblazer Health Enterprises and (iii) with Trinity Universal Insurance (collectively, the “Required Estoppels and SNDAs”), which Required Estoppels and SNDAs shall not indicate any terms that are inconsistent with the terms of the underlying leases, as the same may be amended, and shall be in form and substance reasonably acceptable to Lender. Borrower’s failure to duly and timely deliver to Lender the Required Estoppels and SNDAs shall constitute an Event of Default under the Loan Documents.

6. Amendment and Reaffirmation of Senior Securities Guaranty. Without limitation of the other terms of this Amendment, the parties hereto agree that the Senior Securities Guaranty is hereby amended as follows: (a) the Loan shall mean the $14,380,873.20 loan described herein and (b) each of the Loan Documents defined or referenced therein shall mean such Loan Documents, as the same may be amended, restated, modified or supplemented. Further, GERI hereby agrees that: (i) its duties, liabilities, and obligations under the Senior Securities Guaranty, as amended hereby, are hereby reaffirmed and shall not in any manner be discharged, impaired, or released by execution and delivery of this Amendment or the Senior Deed of Trust Amendment (as hereinafter defined) (or any other amendment or modification executed or delivered prior to the date hereof); and (ii) the Senior Securities Guaranty, as amended hereby, is hereby reaffirmed and shall be and remain in full force and effect in accordance with all of its terms.

7. Amendment and Reaffirmation of Senior NNN Guaranty. Without limitation of the other terms of this Amendment, the parties hereto agree that the Senior NNN Guaranty is hereby amended as follows: (a) the Loan shall mean the $14,380,873.20 loan described herein, (b) each of the Loan Documents defined or referenced therein shall mean such Loan Documents, as the same may be amended, restated, modified or supplemented, and (c) the Principal Guaranty Obligations set forth in Section 1 of the Senior NNN Guaranty is hereby increased from Four Million Five Hundred Fifty Thousand and No/100 Dollars ($4,550,000.00) to Eight Million and No/100 Dollars ($8,000,000.00). Further, NNN hereby agrees that: (i) its duties, liabilities, and obligations under the Senior NNN Guaranty, as amended hereby, are hereby reaffirmed and shall not in any manner be discharged, impaired, or released by execution and delivery of this Amendment or the Senior Deed of Trust Amendment (or any other amendment or modification executed or delivered prior to the date hereof); and (ii) the Senior NNN Guaranty, as amended hereby, is hereby reaffirmed and shall be and remain in full force and effect in accordance with all of its terms. Notwithstanding anything to the contrary set forth in the Senior NNN Guaranty, for the period of June 30, 2009 through June 30, 2010, Lender covenants and agrees to forbear from exercising any rights and remedies available to Lender with respect to Section 16(a) of the Senior NNN Guaranty.

8. Lease Termination Fees. Notwithstanding anything to the contrary contained in the Loan Documents, from and after the date of this Amendment, Borrower shall promptly deliver (or cause to be delivered) to Lender any and all termination fees (collectively, “Lease Termination Fees”) received by Borrower or any of its affiliates in connection with the termination of any Leases (as defined in the Senior Deed of Trust), which Lease Termination Fees shall be applied against, and reduce, the outstanding principal balance of the Senior Loan. Without limitation of the foregoing, Borrower shall use reasonable efforts to cause all such Lease Termination Fees to be payable to Lender.

9. Conditions. As a condition precedent to the effectiveness of this Amendment and Lender’s obligations hereunder, each of the following conditions precedent shall have been satisfied (as determined by Lender in its sole and absolute discretion) as of the effective date of this Amendment:

9.1 Borrower shall have delivered to Lender the following items, each satisfactory in form and substance to Lender, in its sole and absolute discretion, and each dated as of the date hereof unless otherwise specified:

9.1.1 An original of this Amendment duly executed by Borrower and each Guarantor;

9.1.2 An original of the Amended and Restated Note executed by Borrower;

9.1.3 An amendment to the Senior Deed of Trust (the “Senior Deed of Trust Amendment”), executed and notarized by Borrower;

9.1.4 A current Certificate of Fact issued by the Virginia Secretary of State with respect to GERI;

9.1.5 A current Good Standing Certificate issued by the Delaware Secretary of State with respect to each of the entities comprising Borrower (other than NNN Executive Center II and III 2003, LP) and with respect to NNN Realty Advisors;

9.1.6 A current Certificate of Existence issued by the Texas Secretary of State with respect to NNN Executive Center II and III 2003, LP;

9.1.7 Certified copies of each Borrower’s (other than NNN Executive Center II and III 2003, LP) and GERI’s Certificate of Formation and Operating Agreement, certified copies of the Certificate of Formation and Limited Partnership Agreement of NNN Executive Center II and III 2003, LP, and certified copies of NNN Realty Advisors’ Articles of Incorporation and Bylaws;

9.1.8 Such other limited liability company, partnership or corporate documents as Lender may reasonably request, including without limitation, certified resolutions of Borrower and each Guarantor authorizing the transactions contemplated hereby;

9.1.9 A loan policy of title insurance issued by Chicago Title Insurance Company in the amount of the New Loan Amount, indicating that the Senior Deed of Trust is in a first priority lien position and otherwise in form and substance, and including such endorsements as Lender shall require, acceptable to Lender in its sole and absolute discretion (the “New Loan Policy”);

9.1.10 An opinion of counsel for Borrower and each Guarantor regarding due authority, execution, delivery and enforceability and otherwise in form and substance acceptable to Lender; and

9.1.11 Such other documents and instruments as Lender may reasonably request.

9.2 The representations and warranties set forth in this Amendment and all of the other Loan Documents are true and correct in all respects, as of the date hereof.

9.3 The Borrower shall have paid to Lender the amount of Twenty Thousand and No/100 Dollars ($20,000.00) in immediately available good U.S. funds, which amount shall be applied against the principal balance of the Senior Loan (as shall be separate and distinct from the Initial Paydown).

9.4 The Borrower shall have paid to Lender an extension and modification fee in the amount of One Hundred Forty Five Thousand and No/100 Dollars ($145,000.00) (the “Extension Fee”), which Extension Fee shall be deemed fully earned, payable and non-refundable upon the execution and delivery of this Amendment.

9.5 As of the date hereof, except for (i) the failure of Borrower, during the period of June 30, 2009 through June 30, 2010, to maintain the Minimum Debt Service Coverage required by the Senior Note (which Lender has waived pursuant to Section 4 of this Amendment) and (ii) any failure on the part of NNN Realty Advisors, during the period of June 30, 2009 through June 30, 2010, to comply with Section 16(a) of the Senior NNN Guaranty (which Lender has waived pursuant to Section 7 of this Amendment), there shall not have been an Event of Default (as defined in the Loan Documents) and there exists no state of facts that, with notice or the passage of time, or both, could ripen into a default on the Borrower under any of the Loan Documents.

The parties hereby agree that this Amendment will not be binding upon or enforceable against Lender until such time as each of the conditions precedent set forth above has been satisfied in Lender’s sole and absolute determination.

10. Miscellaneous Costs. Borrower agrees to pay all title, recording, filing, reasonable legal and other expenses incurred by Lender or otherwise in connection with this Amendment and the Senior Deed of Trust Amendment and all other documents or instruments contemplated hereby or thereby, including, without limitation, the premium and endorsements for the New Loan Policy. Borrower also agrees to pay any mortgage, transfer, intangible or other such tax payable in connection with this Amendment and/or the Senior Deed of Trust Amendment, and Borrower shall indemnify, defend and hold Lender and its affiliates harmless from and against any and all losses, liabilities, obligations, penalties, claims, fines, demands, litigation, defenses, costs, judgments, suits, proceedings, damages, disbursements or expenses of any kind or nature whatsoever (including, without limitation, attorneys’ fees and expenses), which may at any time be either directly or indirectly imposed upon, incurred by or asserted or awarded against Lender or any of its affiliates in connection with, arising from or relating to a failure by Borrower to timely pay any such amounts. In the event Lender institutes legal proceedings in connection with this Amendment and Lender is the prevailing party in such proceedings, Lender shall be entitled to recover from Borrower the costs and expenses incurred in connection therewith, including, without limitation, court costs and litigation expenses, including without limitation, deposition costs, witness fees, transcript fees, and reasonable attorneys’ fees.

11. Amendments to Loan Documents. The parties hereto agree that:

11.1 The term “Loan,” as used in the Loan Documents shall mean the Senior Loan, as amended by this Amendment;

11.2 The term “Maturity Date,” as used in the Loan Documents shall mean such Maturity Date, as amended by this Amendment;

11.3 The term “Note,” as used in any of the Loan Documents shall mean the Amended and Restated Note;

11.4 The term “Deed of Trust,” as used in any of the Loan Documents shall mean the Senior Deed of Trust, as amended by this Amendment and the Senior Deed of Trust Amendment;

11.5 The term “Guaranties” and each reference to a Guaranty shall mean the Senior Thompson Guaranty, the Senior Securities Guaranty and the Senior NNN Guaranty, each as amended by this Amendment;

11.6 The term “Loan Documents” and each reference to each of such Loan Documents as used in the Amended and Restated Note and any of such Loan Documents shall mean the Loan Documents (as defined in the Senior Deed of Trust), as amended by this Amendment and the Senior Deed of Trust Amendment. This Amendment and the Senior Deed of Trust Amendment shall be deemed “Loan Documents” for all purposes.

11.7 Section 15 of the Certificate of Representations, Warranties and Covenants is hereby deleted in its entirety.

12. Representations and Warranties. Each of Borrower and each Guarantor hereby represents, warrants and covenants to and with Lender that:

12.1 The Loan Documents are in full force and effect and have not been modified, amended or changed, except as expressly provided in this Amendment or the Senior Deed of Trust Amendment;

12.2 As of the date hereof, there are no charges, liens, claims, defenses or setoffs in favor of Borrower under any of the Loan Documents, including, without limitation, any charges, liens, claims, defenses or setoffs under or against the validity and enforceability of any of the Loan Documents in accordance with their respective terms;

12.3 All of the representations and warranties of Borrower set forth in the Loan Documents, as any of such Loan Documents may be modified by this Amendment, are complete and correct as of the date hereof; and

12.4 As of the date hereof, except for (i) the failure of Borrower, during the period of June 30, 2009 through June 30, 2010, to maintain the Minimum Debt Service Coverage required by the Senior Note (which Lender has waived pursuant to Section 4 of this Amendment) and (ii) any failure on the part of NNN Realty Advisors, during the period of June 30, 2009 through June 30, 2010, to comply with Section 16(a) of the Senior NNN Guaranty (which Lender has waived pursuant to Section 7 of this Amendment), there is no uncured Event of Default and, there exists no state of facts that, with notice or the passage of time, or both, could ripen into a default on the part of Borrower under any of the Loan Documents.

13. Ratification. Each of Borrower and each Guarantor hereby ratifies, acknowledges and agrees that the Loan Documents (as modified hereby) represent valid, binding, and enforceable obligations of Borrower or Guarantor, as applicable. Each of Borrower and Guarantor respectively represents and warrants that all of the representations and warranties of Borrower or Guarantor, as applicable, set forth in this Amendment and the other Loan Documents (as modified hereby) are complete and correct as of the date hereof. Each of Borrower and Guarantor hereby respectively reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower or Guarantor, as applicable, set forth in the Loan Documents (as modified by this Amendment) with the same force and effect as if each were separately stated herein and made as of the date hereof. Each of Borrower and Guarantor, respectively, further acknowledges, represents, warrants and agrees that there are and they have no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the Loan Documents. Each of Borrower and Guarantor hereby respectively agrees that this Amendment and all of the Loan Documents, as applicable, are in full force and effect, and nothing herein contained shall be construed as modifying in any manner any of the Loan Documents, except as may specifically be set forth herein, and nothing contained herein shall be deemed to constitute a waiver by Lender of any default under any of the Loan Documents, except as expressly set forth herein, it being the express intention of all parties to this Agreement to preserve Lender’s rights and remedies with respect to any such defaults, whether such rights and remedies are available under the Loan Documents, at law or in equity. Each of Borrower and Guarantor respectively agrees that no invalidity or unenforceability of any of the Loan Documents shall affect the validity or enforceability of this Amendment. Notwithstanding anything set forth herein to the contrary, neither Borrower nor Guarantors is making any representation or warranty as to the representations or warranties made by Anthony W. Thompson in the Loan Documents or otherwise reaffirming any of such representations or warranties.

14. Release of Lender; No Defenses. As additional consideration for Lender’s entering into this Amendment, except as to the obligations of Lender set forth in this Amendment, Borrower and each Guarantor hereby irrevocably releases, discharges and acquits Lender, and each of its affiliates, agents, officers, directors, shareholders, attorneys and employees, and their respective successors and/or assigns, of and from all rights, claims, demands, obligations, liabilities, causes of action, breaches, damages, costs and expenses of any kind whatsoever, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, whether heretofore or now existing, whether based on contract, tort, breach of any duty or any other legal or equitable theory of recovery (collectively, the “Potential Claims”) arising on or prior to the date hereof, including, without limitation, any claims that in any way arise out of, are connected with or relate, in any way, to the Loan Documents and the Mezzanine Loan Documents, or the transactions contemplated by any of the foregoing. The Potential Claims described herein are not limited to matters known or disclosed. Borrower and each Guarantor each acknowledges and agrees that as of the date hereof, it has no defenses of any nature whatsoever to the enforcement of any or all of the Loan Documents, and that it has no claims, counterclaims or offsets whatsoever against Lender in respect of the matters described in the Loan Documents, or which could be asserted against Lender, by reason of any act, conduct or omission of Lender, nor shall this Amendment give rise to any such defenses, claims, counterclaims or offsets.

15. No Waiver of Rights Under Loan Documents. No delay or failure by Lender to exercise any of its rights or remedies under any or all of the Loan Documents shall be deemed to constitute, nor, except as specifically and expressly set forth in this Amendment, is it intended to constitute, a waiver of any kind or nature with respect to any matter whatsoever under any or all of the Loan Documents or a waiver of Lender’s rights to pursue any and all of its rights and remedies under the Loan Documents at any time without further notice to the Borrower or any Guarantor with respect to any matter whatsoever, including, without limitation, under the Senior Thompson Guaranty and Thompson is expressly not released by this Amendment or any document executed and delivered in connection herewith. Further, no failure by Lender to exercise, or delay by Lender in exercising, any right, power or privilege under the Loan Documents or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under the Loan Documents or otherwise preclude any other or future exercise thereof, or the exercise of any other right, power or privilege, nor shall any provision of this Amendment be deemed to amend, modify, supplement, extend, delay, renew, terminate, waive, release or otherwise limit or prejudice Lender’s rights and remedies or the Borrower’s obligations under the Loan Documents. Except as specifically and expressly set forth in this Amendment, Lender has not waived any, and hereby expressly reserves all, rights and remedies of Lender, whether at law or in equity, with respect to the Loan and the Loan Documents or any matter, event or circumstance relating thereto.

16. Miscellaneous.

16.1 Assignment. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, and their respective permitted successors, and assigns, provided, however, that this Amendment may not be assigned by Borrower without the prior express written consent of Lender.

16.2 Governing Law. This Amendment shall be construed under and interpreted in accordance with and governed by the laws of the State of Illinois without regard to the conflicts of law provisions thereof.

16.3 Complete Agreement. This Amendment replaces any prior oral agreement between the parties, and any such prior oral agreement shall be of no force or effect. The provisions of this Amendment may only be amended by a subsequent instrument in writing clearly purporting to effect such amendment and signed by both parties.

16.4 Waiver. The failure of a party hereto to enforce, or the delay by a party hereto to enforce, any of its rights under this Amendment shall not be deemed a continuing waiver or a modification by such party of any of its rights under this Amendment and any party may, within the time provided by the applicable law, commence appropriate proceedings to enforce any or all of its rights under this Amendment and any prior failure to enforce or delay in enforcement shall not constitute a defense.

16.5 Partial Invalidity. In the event that any provision of this Amendment shall be found invalid or unenforceable, in whole or in part, by a court of competent jurisdiction or an arbitration tribunal, such provision shall be limited to the minimum extent necessary to render the same valid and enforceable, or shall be excised from this Amendment, as circumstances may require, and this Amendment shall be construed as if said provision had been incorporated herein as so limited, or as if said provision had not been included herein, as the case may be, and enforced to the maximum extent permitted by law.

16.6 Construction. Whenever used in this Amendment, the singular shall be construed to include the plural and vice versa, where applicable, and the use of the masculine, feminine or neuter gender shall include the other genders. The subject matter and language of this Amendment has been the subject of negotiations between the parties and their respective counsel, and this Amendment has been jointly prepared by their respective counsel. Accordingly, this Amendment shall not be construed against any party on the basis that this Amendment was drafted by such party or its counsel. Headings of section and subsections are for convenience of reference only, and shall not be construed as a part of this Amendment, or as limiting or defining the scope of any term or provision hereof.

16.7 Time is of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Amendment.

16.8 Waiver of Jury Trial. BORROWER AND LENDER, HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS, REGARDLESS OF WHETHER SUCH ACTION SOUNDS IN CONTRACT, TORT OR OTHERWISE (a) UNDER THIS AMENDMENT OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS AMENDMENT OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST LENDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

16.9 Counterparts. This Amendment may be executed in one or more counterparts, and by each of the parties on separate counterparts, all of which, when taken together, shall constitute one original agreement.

16.10 Incorporation of Recitals. The recitals set forth above are true and correct and incorporated herein.

16.11 Signatures. This Amendment is fully binding on Borrower and each Guarantor whose signature is indicated below, notwithstanding the fact that this Amendment may have been signed by less than all of the obligors under the Loan Documents, and the fact that not all of the obligors under the Loan Documents have signed this Amendment shall not be used as a defense to enforcement of this Amendment or any other Loan Documents against Borrower and each Guarantor.

16.12 Authority. Lender represents and warrants to Borrower that it is the sole holder of the Senior Note and Mezzanine Note, that Lender has full legal right, power and authority to enter into and perform this Amendment, and that the officer, agent or other representative executing this Amendment on behalf of Lender has the full right and authority to fully commit and bind it to this Amendment. Borrower and each Guarantor represents that it has full legal right, power and authority to enter into and perform this Amendment, and that the officer, agent or other representative executing this Amendment on behalf of Borrower or Guarantor, as the case may be, has the full right and authority to fully commit and bind it to this Amendment.

16.13 Financing Statements. Lender shall have the right to file any amendments to existing financing statements or any new financing statements that are necessary, in Lender’s reasonable judgment, to perfect or continue the perfection of Lender’s security interest in the Property.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first above written.

BORROWER:	See Schedule 1 attached hereto and incorporated herein by reference and made a part hereof

GERI:	GRUBB & ELLIS REALTY INVESTORS, LLC, a Virginia limited liability company, f/k/a TRIPLE NET PROPERTIES, LLC By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN REALTY ADVISORS:	NNN REALTY ADVISORS, INC., a Delaware corporation By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

LENDER:	BANK OF AMERICA, N.A., a national banking association, successor by merger to LaSalle Bank National Association By: /s/Christopher Thangaraj

Name: Christopher Thangaraj

Its: VP

SCHEDULE 1

Borrower Signatures

BORROWER:
NNN Executive Center, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its: Manager
By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN Executive Center 1, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN Executive Center 2, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its: Vice President
By: /s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson

Its: Chief Investment Officer

NNN Executive Center 3, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 4, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 5, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer

NNN Executive Center 6, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 7, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 8, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 9, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 10, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 11, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer

NNN Executive Center 12, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 13, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 15, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center 16, LLC, a Delaware limited liability company
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC,
Its:	Vice President
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer
NNN Executive Center II and III 2003, LP, a Texas limited partnership
By: NNN Executive Center II and III 2003 GP, LLC, a Delaware limited liability company, its sole general partner
By: Grubb & Ellis Realty Investors, LLC,
a Virginia limited liability company, f/k/a
Triple Net Properties, LLC
Its:	Manager
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Its: Chief Investment Officer

STATE OF CALIFORNIA COUNTY OF ORANGE	) )	) SS.

On February 3, 2010, before me, P.C. Han, Notary Public, personally appeared Jeffrey T. Hanson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument in person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ P.C. Han (Seal)

My Commission Expires:
June 25, 2011

STATE OF Illinois COUNTY OF Cook	) ) SS. )

I, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Christopher Thangaraj, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as VP appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act and as the free and voluntary act of said entity/entities for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 4 day of February, 2010.

/s/ Dallas Witt

Notary Public

My Commission Expires: 5/1/12